SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                           /x/

Filed by a Party other than the Registrant        / /

Check the appropriate box:

/x/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                           INVESCO Growth Funds, Inc.
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                      (formerly, INVESCO Growth Fund, Inc.)
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                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:


/x/   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:______
      (3)   Filing Party:______________________________________
      (4)   Date Filed:________________________________________

                          INVESCO BLUE CHIP GROWTH FUND
                    (A SERIES OF INVESCO GROWTH FUNDS, INC.)


                                March 23, 1999

Dear Shareholder:

      The attached proxy materials seek your approval to convert INVESCO Blue Chip Growth Fund (the "Fund"), the only series of INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.) ("Growth Fund"), to a separate series of INVESCO Stock Funds, Inc. ("Stock Funds"), to make certain changes in the fundamental policies of the Fund, to amend the Articles of Restatement of the Articles of Incorporation of Growth Funds (the "Articles"), to elect directors of Growth Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Fund.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS. The conversion of the Fund to a series of Stock Funds, which is part of a proposed conversion of other INVESCO funds that invest in equity securities of domestic issuers to series of Stock Funds, will streamline and render more efficient the administration of the Fund. The changes to the Fund's fundamental policies and Articles have been approved by the board of directors in order to simplify and modernize the Fund's fundamental investment restrictions and Articles to make them more uniform with those of the other INVESCO funds. The attached proxy materials provide more information about the proposed conversion, as well as the proposed changes in fundamental policies and the other matters you are being asked to vote upon.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                          Very truly yours,




                                          Mark H. Williamson
                                          President
                                          INVESCO Growth Funds, Inc.

                          INVESCO BLUE CHIP GROWTH FUND
                    (A SERIES OF INVESCO GROWTH FUNDS, INC.)


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999


To The Shareholders:

      A special meeting of the shareholders of INVESCO Blue Chip Growth Fund ("Fund"), the only series of INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.) ("Growth Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

     1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from the only series of Growth Funds to a separate series of INVESCO Stock Funds, Inc.;

     2) To approve certain changes to the fundamental investment restrictions of the Fund;

     3) To amend the Articles of Restatement of the Articles of Incorporation of Growth Funds;

     4) To elect directors of Growth Funds;

     5) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund; and

     6) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Directors,



                                   Glen A. Payne
                                   Secretary

March 23, 1999
Denver, Colorado



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                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

            Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote by mail, by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to (516) 254-7564. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder
Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 1-800-690-6903, and vote by phone.

Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
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


                          INVESCO BLUE CHIP GROWTH FUND
                    (A SERIES OF INVESCO GROWTH FUNDS, INC.)

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to shareholders of INVESCO Blue Chip Growth Fund ("Fund"), the only series of INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.) ("Growth Funds"), in connection with the solicitation of proxies from the Fund shareholders by the board of directors of Growth Funds (the "Board") for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about March 23, 1999.

      A majority of the Fund's shares outstanding on March 12, 1999 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Growth Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      In order to reduce costs, the notices to a shareholder having more than one account in the Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

      As of the Record Date, the Fund had _______ shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Fund, and half by the Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Fund, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $76,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

      COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

      Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of the Fund. Directors and officers of Growth Funds own in the aggregate less than 1 % of the shares of the Fund.

      REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Approval of Proposal

2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 2 must be approved by the lesser of (i) 67% of the Fund's shares present at a Meeting of shareholders if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. A plurality of the votes cast at the Meeting is sufficient to approve Proposal 4. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.



      PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF THE FUND FROM A SEPARATE SERIES OF GROWTH FUNDS TO A SEPARATE SERIES OF INVESCO STOCK FUNDS, INC., ("STOCK FUNDS")

      The Fund is presently organized as the only series of Growth Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act ("Independent Directors") of either Growth Funds or INVESCO, has approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of the Fund from the only series of Growth Funds, a Maryland corporation, to a newly established separate series (the "New Series") of Stock Funds, also a Maryland corporation (the "Conversion"). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND.

      The New Series, which has not yet commenced business operations and was established for the purpose of effecting the Conversion, will carry on the business of the Fund following the Conversion and will have investment objectives, policies, and limitations identical to those of the Fund. The investment objectives, policies and limitations of the Fund will not change except as approved by shareholders and as described in Proposals 2 and 3. Since both Growth Funds and Stock Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the security holders of the Fund under state law and its governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights under both Growth Funds and Stock Funds are currently based on the number of shares owned. The same individuals serve as directors of both Growth Funds and Stock Funds.

      INVESCO, the Fund's investment adviser, will be responsible for providing the New Series with various administrative services and supervising the New Series' daily business affairs, subject to the supervision of the board of directors of Stock Funds (the "Stock Funds Board"), under a management contract substantially identical to the contract in effect between INVESCO and Growth Funds immediately prior to the Closing Date (defined below). The Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and Growth Funds immediately prior to the Closing Date.

REASONS FOR THE PROPOSED CONVERSION

      The Board unanimously recommends conversion of the Fund to a separate series of Stock Funds (i.e., to the New Series). Moving the Fund from Growth Funds to Stock Funds will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to the Fund. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND.

      The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on August 5, 1998. The Board recommends that the Fund shareholders vote FOR the approval of the Conversion Plan. Such a vote encompasses approval of both (i) the conversion of the Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" below). If shareholders of the Fund do not approve the Conversion Plan set forth herein, the Fund will continue to operate as the only series of Growth Funds.

SUMMARY OF THE CONVERSION PLAN

      The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

      If this Proposal is approved by shareholders, then on June 10, 1999 or such later date to which Growth Funds and Stock Funds agree (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of the Fund shares outstanding on the Closing Date ("Fund Shares") and the assumption by the New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each the Fund shareholder one New Series Share for each Fund Share held by the shareholder on the Closing Date in liquidation of the Fund Shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated as a series of Growth Funds, which will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.

      The Conversion Plan obligates Stock Funds, on behalf of the New Series, to enter into (i) a Management Contract with INVESCO with respect to the New Series (the "New Management Contract") and (ii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act (the "New 12b-1 Plan") with respect to the New Series (collectively, the "New Agreements"). Approval of the Conversion

Plan will authorize Growth Funds (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of the New Series. Each New Agreement will be virtually identical to the corresponding contract or plan in effect with respect to Growth Funds immediately prior to the Closing Date.

      The New Agreements will take effect on the Closing Date, and each will continue in effect until June 1, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually
(i) by the vote of a majority of Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote Stock Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice either by Stock Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Stock Funds' Independent Directors or a majority of the outstanding voting shares of the New Series.

      The Stock Funds Board will hold office  without  limit in time except that
(i) any director may resign and (ii) any director may be removed at any special meeting of the Stock Funds shareholders by the affirmative vote of a majority of the votes cast at a meeting, provided a quorum is present. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

      Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as to which Growth Funds and Stock Funds may agree in writing.

      The obligations of Growth Funds and Stock Funds under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Fund shareholders, it may be terminated or amended at any time prior to the Conversion by action of the directors to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Growth Funds or Stock Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Fund shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

      Stock Funds' transfer agent will establish accounts for the New Series shareholders containing the appropriate number of New Series Shares to be received by each holder of Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds' transfer agent for the Fund's shareholders.

EXPENSES

      The expenses of the Conversion, estimated at $________ in the aggregate, will be borne half by INVESCO and half by the Fund and the New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Conversion. By approving the Conversion Plan, Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

      Both Growth Funds and Stock Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither the Fund, the New Series nor the Fund's shareholders will recognize gain or loss for federal income tax purposes upon (i) the transfer of the Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of the Fund's liabilities or (ii) the distribution of the New Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series Shares and (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund Shares, provided that those were held as capital assets at the time of Conversion.

CONCLUSION

      The Board has concluded that the proposed Conversion Plan is in the best interests of the Fund's shareholders. A vote in favor of the Conversion Plan encompasses (i) approval of the conversion of the Fund to the New Series, (ii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" above) and (iii) authorization of Growth Funds, as the sole initial shareholder of the New Series, to approve (a) a Management Contract with respect to the New

Series between Stock Funds and INVESCO and (b) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of these New Agreements is virtually identical to the corresponding contract or plan in effect with the Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, the Fund will continue to operate as a series of Growth Funds.


      REQUIRED   VOTE.   Approval  of  the   Conversion   Plan   requires  the
affirmative vote of a majority of the outstanding voting securities of the Fund.


              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 1

         -----------------------------------------------------------


            PROPOSAL 2. TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

      As required by the 1940 Act, the Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. Certain of these fundamental restrictions are also set forth in the Fund's Articles of Restatement of the
Articles of Incorporation (the "Articles"). Fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. As more fully set forth in Proposal 3, fundamental restrictions contained in the Articles require a separate vote of Fund shareholders to remove them from the Articles.

      Some of the Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Fund's fundamental restrictions in order to simplify and modernize the Fund's fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

      The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

      The text and a summary description of each proposed change to the Fund's fundamental restrictions are set forth below, together with a summary of the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without shareholder approval.

            If Fund shareholders approve Proposals 2, those proposed changes in the Fund's fundamental restrictions will be adopted by the Fund. If Fund shareholders approve Proposal 3 below, those Proposed changes in the Fund's fundamental restrictions will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect any changes as soon as practicable following the Meeting. IF THE FUND'S SHAREHOLDERS APPROVE PROPOSAL 2 BUT DO NOT APPROVE PROPOSAL 3, THE CORRESPONDING FUNDAMENTAL RESTRICTIONS SET FORTH IN THE ARTICLES WILL CONTINUE TO GOVERN THE FUND'S INVESTMENT DECISIONS WITH RESPECT TO THOSE FUNDAMENTAL RESTRICTIONS.

A. ELIMINATION OF FUNDAMENTAL RESTRICTION ON ISSUING PREFERENCE SHARES AND CREATING FUNDED DEBT AND ADOPTION OF FUNDAMENTAL RESTRICTION ON THE ISSUANCE OF SENIOR SECURITIES

      Blue Chip Growth Fund's current fundamental restriction on issuing preference shares and creating funded debt is as follows:

      The Fund may not issue preference shares or create any funded debt.

      The Board recommends that shareholders vote to replace the fundamental restriction set forth above with the following fundamental restriction on the issuance of senior securities:

      The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

      The Board believes that the replacement of the current fundamental restriction on issuing preference shares and creating funded debt with the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

B.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

      Blue Chip Growth Fund's current fundamental restriction on loans is as follows:

       The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total assets (taken at current value). No more than 10% of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantive effect on the Fund's lending activities or other investments. The proposed changes would eliminate the current restriction that prohibits the Fund from investing more than 10% of its total assets in repurchase agreements maturing in more than seven days. The Fund's investment in such repurchase agreements, however, will be subject to the restriction on investment in illiquid securities, discussed below.

C.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

      Blue Chip Growth Fund's current fundamental restriction on investing in commodities is as follows:

      The Fund may not buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that the Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of the Fund would not permit investment in one or more of the permitted transactions. The proposed revision also separates the Fund's restriction on commodity investments from its restriction on real estate related investments (see below).

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

      Blue Chip Growth Fund's current fundamental restriction on real estate investments is combined with its restriction on investing in commodities (see above). To conform the restriction on real estate investment with those of other INVESCO Funds, the Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      In addition to stating separately the Fund's fundamental restriction, the proposal would more completely describe the types of real estate-related securities investments that are permissible for the Fund and would permit the Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Fund the ability to invest in assets secured by real estate.

E. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

      Blue  Chip  Growth  Fund's  current  fundamental   restriction   regarding
investing in companies for the purpose of exercising control or management is as follows:

      The Fund may not invest in any company for the purpose of exercising control or management.

      The Board recommends that shareholders vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does NOT intend to make investments for that purpose. The Fund has no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of the Fund and its shareholders.

F. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES

      Blue Chip Growth Fund currently has the following fundamental restriction on investing in illiquid securities:

      The Fund may not buy other than readily marketable securities.

      The Board recommends that shareholders vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamental restriction:

      The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      The primary purpose of the proposal is to conform to the Federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Fund to those of the other INVESCO Funds. The Fund is currently prohibited from investing in illiquid securities. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize the Fund's flexibility for future contingencies. The Board may delegate to INVESCO, the Fund's investment adviser, the authority to determine whether a security is liquid for the purposes of this investment limitation.

G.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

      Blue Chip Growth Fund's current fundamental restriction on underwriting securities is as follows:

      The Fund may not engage in the underwriting of any securities.

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

      The purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds, and to eliminate unintended limitations.

H. ELIMINATION OF FUNDAMENTAL RESTRICTION ON OWNERSHIP OF SECURITIES ALSO OWNED BY DIRECTORS AND OFFICERS OF THE FUND OR ITS INVESTMENT ADVISER

      Blue Chip Growth Fund's current fundamental restriction concerning Fund ownership of securities also owned by directors and officers of the Fund or its investment adviser is as follows:

      The Fund may not purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities.

      The Board recommends that the shareholders vote to eliminate this restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Fund, as well as by the Fund's other investment policies. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Fund is subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction provides no additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to the Fund, the Board recommends that this investment restriction be eliminated.

I.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

      Blue Chip Growth Fund's current fundamental restriction on industry concentration is as follows:

      The Fund may not invest more than 25% of the value of its total assets in one particular industry.

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. The proposed changes to the Fund's fundamental concentration policy exclude municipal securities and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities from the concentration limitation. There is no such exclusion from the current concentration limitation. A failure to exclude all such securities from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.


      REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders who vote "for" Proposal 2 will vote "for" each proposed change described above. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.


               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

         -----------------------------------------------------------

            PROPOSAL     3.   TO    AMEND    THE    ARTICLES    OF
            RESTATEMENT  OF  THE  ARTICLES  OF   INCORPORATION  OF
            GROWTH FUND

      The Fund's Articles set forth some of the Fund's fundamental restrictions. In order to change these fundamental restrictions, the Fund's shareholders must approve certain amendments (the "Amendments") to the Articles removing such
fundamental   restrictions  from  the  Articles.  The  Board  has  approved  the
Amendments in order to carry out the proposed revisions to the Fund's fundamental restrictions and to make the Articles uniform with those of other INVESCO Funds in their exclusion of fundamental restrictions from such Articles. Also, the Board believes that approval of the Amendments will save the expense of amending the Articles in the future if the Board should deem that further modifications to the Fund's fundamental restrictions are advisable. The Board recommends that Fund shareholders vote for Proposal 3 in order to carry out the proposed changes in the Fund's fundamental restrictions.

      The text of the fundamental restrictions contained in the Articles that the Board is proposing to eliminate is set forth below.

A. ELIMINATION FROM THE ARTICLES OF FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES

      Blue Chip Growth Fund's current fundamental restriction on short sales and margin purchases as set forth in the Articles is as follows:

      The [Fund] shall not purchase any securities on margin ... nor shall [the Fund] effect a short sale of any security.

      This restriction is reflected in the Fund's Statement of Additional Information as follows:

      The Fund may not sell short or buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts or calls options.

      The Board recommends that shareholders vote to amend the Articles to remove this fundamental restriction from the Articles and from the Statement of Additional Information. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for Fund:

      The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits the Fund from selling securities short or buying securities on margin. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits the Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Fund with greater investment flexibility.

B. ELIMINATION FROM ARTICLES OF FUNDAMENTAL RESTRICTION ON BORROWING

      Blue Chip Growth Fund's current fundamental restriction on borrowing as set forth in the Articles is as follows:

      The [Fund] ... shall not borrow amounts in excess of five percent (5%) of the value of its gross assets ... and no borrowing shall be undertaken except from banks as a temporary measure for extraordinary or emergency purposes. In no event may any of the assets of the [Fund] ... be mortgaged, pledged or hypothecated.

      This restriction is reflected in the Fund's Statement of Additional Information as follows:

      The Fund may not borrow money in excess of 5% of the value of its total assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes.

      The Board recommends that shareholders vote to amend the Articles to remove this fundamental restriction from the Articles and to replace the fundamental restriction in the Statement of Additional Information with the following fundamental restriction:

      The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

      Currently, the Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which the Fund may borrow money and it limits all borrowings to 5% of the Fund's assets. The proposal eliminates the fundamental nature of the restrictions on the purposes for which the Fund may borrow money and increases the Fund's borrowing authority from 5% to 331/3% of total assets. The Board believes that this approach, making the Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, will maximize the Fund's flexibility for future contingencies.

      If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

      The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation on borrowings above.

      The non-fundamental restriction reflects the Fund's current policy that borrowing by the Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Fund's current policy, the non-fundamental restriction permits the Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission ("SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making the Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in the Fund's non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.

C. ELIMINATION FROM ARTICLES OF FUNDAMENTAL RESTRICTION ON JOINT TRADING ACTIVITIES

      Blue  Chip  Growth  Fund's  Articles   currently   include  the  following
fundamental restriction on joint trading activities:

      The [Fund] ...  shall not  participate  on a joint or joint and  several basis in any trading account in securities....

      The Board recommends that shareholders vote to eliminate this fundamental restriction. This restriction is derived from a 1940 Act requirement, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental restriction or included in a Fund's articles of incorporation. Accordingly, the Board recommends that this restriction be eliminated from the Fund's Articles.

D. ELIMINATION FROM ARTICLES OF FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY

      Blue  Chip  Growth  Fund's   Articles   have  the  following   fundamental
restriction on investing in other investment companies:

      The [Fund] ... shall not purchase or acquire securities of any other investment company as defined in Section 3 of the Investment Company Act of 1940, except for a purchase or acquisition pursuant to a plan of reorganization, merger or consolidation.

      This fundamental restriction is reflected in the Fund's Statement of Additional Information as follows:

      The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

      The Board recommends that shareholders vote to replace this fundamental restriction with the following fundamental restriction:

      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

      The proposed revision to the Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administrative costs and maximize the possibility of gaining a broader investor base. Currently, none of the Funds intends to establish a master/feeder structure; however, the Board recommends that the Fund shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision would require that any fund in which the Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

      If  the   proposed   revision  is   approved,   the  Board  will  adopt  a
non-fundamental restriction as follows:

      The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, the Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable the Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC.

E.    ELIMINATION   FROM  ARTICLES  OF   FUNDAMENTAL   RESTRICTIONS   ON  ISSUER
      DIVERSIFICATION

      Blue  Chip  Growth  Fund's   Articles   have  the  following   fundamental
restrictions on issuer diversification:

      The [Fund] ... may not purchase securities of any one issuer if immediately after such purchase more than five percent (5%) of the assets, taken at market value, would be invested in securities of such issuer, but this limitation shall not apply to investments and obligations of the United States or on obligations of any corporation organized under general act of Congress if such corporation be an instrumentality of the United States.

      The [Fund] ... shall not purchase securities of any issuer if immediately after and as a result of such purchase the [Fund] ... would own more than ten percent (10%) of the outstanding voting securities of such issuer.

      These fundamental restrictions on issuer diversification are reflected in the Fund's Statement of Additional Information as follows:

      The Fund may not purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government).

      The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

      The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow the Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. The Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Fund will not own more than 10% of the voting securities of an issuer.

      The amended restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

      The amended fundamental restriction also would permit the Fund to invest without limit in the securities of other investment companies. The Fund has no current intention of doing so and the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give the Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

F.    ELIMINATION   FROM  ARTICLES  OF  FUNDAMENTAL   RESTRICTION  ON  LOANS  TO
      AFFILIATES

      Blue  Chip  Growth  Fund's   Articles   have  the  following   fundamental
restriction on loans to affiliated persons:

      The [Fund] ... shall not lend any of its funds or assets to any officer or director of Company, any investment advisor or principal underwriter, or any officer or director of any investment advisor or principal underwriter.

      The Board recommends the elimination of this fundamental restriction from the Fund's Articles. The type of loans this provision addresses are prohibited by the 1940 Act. The restriction is unnecessary because the Fund is subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction does not provide any additional protection to shareholders, and in keeping with the Board's intent to remove investment restrictions from the Fund's Articles, the Board recommends that this restriction be eliminated.

      REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC AMENDMENTS DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED. ONLY THOSE SPECIFIC AMENDMENTS APPROVED BY THE REQUIRED VOTE WILL BECOME EFFECTIVE. If Proposal 3 is approved in whole or in part, and Proposal 1 is approved, the Articles as amended will remain in effect only until the Conversion described in Proposal 1 is consummated.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                ------------------------------------------------


            PROPOSAL 4.  TO ELECT THE DIRECTORS OF GROWTH FUNDS

      The Board has nominated the individuals identified below for election to the Board at the Meeting. Growth Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors.

However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the by-laws of Growth Funds, and as permitted by Maryland law, Growth Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

      All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

      The persons named as attorneys-in-fact in the enclosed proxy have advised Growth Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

      The nominees for director, their ages, a description of their principal occupations, the number of Fund shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                        NUMBER OF
                                                         COMPANY
                                                          SHARES
                                           DIRECTOR    BENEFICIALLY
                                              OR           OWNED
                PRINCIPAL OCCUPATION AND   EXECUTIVE    DIRECTLY OR
NAME, POSITION     BUSINESS EXPERIENCE     OFFICER OF   INDIRECTLY     MEMBER
 WITH COMPANY,    (DURING THE PAST FIVE     COMPANY     ON DEC. 31,    OF
    AND AGE               YEARS)              SINCE      1998 (1)      COMMITTEE
-------------   -----------------------   -----------  ------------    ---------

CHARLES W.       Chief Executive Officer      1993           0         (3), (5), (6)
BRADY, CHAIRMAN  and Director of AMVESCAP
OF THE BOARD,    PLC, London, England,
AGE 63*          and of various
                 subsidiaries thereof.
                 Chairman of the Board of
                 INVESCO Global Health
                 Sciences Fund.

FRED A.          Trustee of INVESCO           1993        83.6650    (2), (3), (5)
DEERING, VICE    Global Health Sciences
CHAIRMAN OF THE  Fund.  Formerly,
BOARD, AGE 71    Chairman of the
                 Executive Committee and
                 Chairman of the Board of
                 Security Life of Denver
                 Insurance Company,
                 Denver, Colorado;
                 Director of ING American
                 Holding Company, and
                 First ING Life Insurance
                 Company of New York.  .

MARK H.          President, Chief             1998           0       (3), (5)
WILLIAMSON,      Executive Officer, and
PRESIDENT,       Director, INVESCO
CHIEF EXECUTIVE  Distributors Inc.;
OFFICER, AND     President, Chief
DIRECTOR, AGE    Executive Officer, and
47*              Director, INVESCO;
                 President, Chief
                 Operating Officer, and
                 Trustee, INVESCO Global
                 Health Sciences Fund.
                 Formerly, Chairman of
                 the Board and Chief
                 Executive Officer,
                 NationsBanc Advisors,
                 Inc. (1995-1997);
                 Chairman of the Board,
                 NationsBanc Investments,
                 Inc. (1997-1998).


                                       20

                                                        NUMBER OF
                                                         COMPANY
                                                          SHARES
                                           DIRECTOR    BENEFICIALLY
                                              OR           OWNED
                PRINCIPAL OCCUPATION AND   EXECUTIVE    DIRECTLY OR
NAME, POSITION     BUSINESS EXPERIENCE     OFFICER OF   INDIRECTLY     MEMBER
 WITH COMPANY,    (DURING THE PAST FIVE     COMPANY     ON DEC. 31,    OF
    AND AGE               YEARS)              SINCE      1998 (1)      COMMITTEE
-------------   -----------------------   -----------  ------------    ---------


DR. VICTOR L.    Professor Emeritus,          1993       83.6650       (4), (6), (8)
ANDREWS,         and Chairman of the CFO
DIRECTOR,        Rountable of the
AGE 68           Department of Finance at
                 Georgia; and President,
                 Andrews Financial
                 Associates, Inc.
                 (consulting firm).
                 Formerly, member of
                 the faculties of the
                 Harvard Business School
                 of Management of MIT.
                 Dr. Andrews is also a
                 director of the Sheffield
                 Funds, Inc.

BOB R. BAKER,    President and Chief         1993       83.6650       (3), (4), (5)
DIRECTOR, AGE 62 Executive Officer of AMC
                 Cancer Research Center,
                 Denver,  Colorado,  since
                 January 1989; until
                 December 1988, Vice
                 Chairman of the Board,
                 First Columbia
                 Financial Corporation,
                 Englewood, Colorado.
                 Formerly, Chairman
                 of the Board and Chief
                 Executive Officer of First
                 Columbia Financial
                 Corporation.

LAWRENCE H.      Trust Consultant.  Prior    1993       4536.3630     (2), (6), (7)
BUDNER,          to June 1987, Senior
DIRECTOR, AGE    Vice President and
68               Senior Trust Officer,
                 InterFirst Bank, Dallas,
                 Texas.

DR. WENDY LEE    Self-employed (since         1997        83.6650    (4), (8)
GRAMM,           1993).  Professor of
DIRECTOR, AGE    Economics and Public
53               Administration,
                 University of Texas at
                 Arlington.  Formerly,
                 Chairman, Commodities
                 Futures Trading
                 Commission (1988-1993);
                 Administrator for
                 Information and
                 Regulatory Affairs,
                 Office of Management and
                 Budget (1985-1988);
                 Executive Director,
                 Presidential Task Force
                 on Regulatory Relief;
                 Director, Federal Trade
                 Commission Bureau of
                 Economics.  Director of
                 the Chicago Mercantile
                 Exchange; Enron
                 Corporation; IBP, Inc.;
                 State Farm Insurance
                 Company; Independent
                 Women's Forum;
                 International Republic
                 Institute; and the
                 Republican Women's
                 Federal Forum.




                                   21

                                                        NUMBER OF
                                                         COMPANY
                                                          SHARES
                                           DIRECTOR    BENEFICIALLY
                                              OR           OWNED
                PRINCIPAL OCCUPATION AND   EXECUTIVE    DIRECTLY OR
NAME, POSITION     BUSINESS EXPERIENCE     OFFICER OF   INDIRECTLY     MEMBER
 WITH COMPANY,    (DURING THE PAST FIVE     COMPANY     ON DEC. 31,    OF
    AND AGE               YEARS)              SINCE      1998 (1)      COMMITTEE
-------------   -----------------------   -----------  ------------    ---------

 KENNETH T.       Presently retired.           1993        83.6650    (2), (3), (5), (6), (7)
 KING, DIRECTOR,  Formerly, Chairman of
 AGE 73           the Board, The Capitol
                  Life Insurance Company,
                  Providence Washington
                  Insurance Company, and
                  Director of numerous
                  U.S. subsidiaries
                  thereof.  Formerly,
                  Chairman of the Board,
                  The Providence Capitol
                 Companies in the United
                 Kingdom and Guernsey.
                 Until 1987, Chairman of
                 the Board, Symbion
                 Corporation.




                                   21a

                                                        NUMBER OF
                                                         COMPANY
                                                          SHARES
                                           DIRECTOR    BENEFICIALLY
                                              OR           OWNED
                PRINCIPAL OCCUPATION AND   EXECUTIVE    DIRECTLY OR
NAME, POSITION     BUSINESS EXPERIENCE     OFFICER OF   INDIRECTLY     MEMBER
 WITH COMPANY,    (DURING THE PAST FIVE     COMPANY     ON DEC. 31,    OF
    AND AGE               YEARS)              SINCE      1998 (1)      COMMITTEE
-------------   -----------------------   -----------  ------------    ---------

JOHN W.          Presently retired.           1995        83.6650    (2), (3), (5), (7)
MCINTYRE,        Formerly, Vice Chairman
DIRECTOR,        of the Board, The
AGE 68           Citizens  and Southern
                 Corporation;  Chairman
                 of the Board and
                 Chief  Executive  Officer,
                 The Citizens  and Southern
                 Georgia Corporation;
                 Chairman of the Board and
                 Chief Executive Officer,
                 The  Citizens and Southern
                 National  Bank. Trustee of
                 INVESCO Global Health
                 Sciences  Fund, Gables
                 Residential   Trust,
                 Employee's Retirement
                 system of GA, Emory
                 University and J.M.
                 Tull Charitable
                 Foundation; Director
                 of Kaiser Foundation
                 Health Plans of Georgia,
                 Inc.

DR. LARRY SOLL,  Presently retired.           1998        83.6650    (4), (8)
DIRECTOR,        Formerly Chairman
AGE 56           of the Board (1987-1994),
                 Chief Executive Officer
                 (1982-1989 and 1993-1994)
                 and President (1982-1989)
                 of Synergen Inc., Director
                 of Syneren Inc., since
                 incorporation in 1982.
                 Director of Isis
                 Pharmaceuticals, Inc.
                 Trustee of INVESCO Global
                 Health Sciences Fund.

*Because of his affiliation with INVESCO, with the Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Growth Funds as that term is defined in the 1940 Act.
(1)= As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.
(2) = Member of the Audit Committee
(3) = Member of the Executive Committee
(4) = Member of the Management Liaison  Committee
(5) = Member of the  Valuation  Committee
(6) = Member of the Compensation Committee
(7) = Member of the Soft Dollar Brokerage Committee
(8) = Member of the Derivatives Committee

      The Board has audit, management liaison, soft dollar brokerage, and derivatives committees consisting of Independent Directors and compensation, executive and valuation committees consisting of both Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Growth Funds. This committee reviews the accounting principles being applied by Growth Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the business of Growth Funds, except for certain powers which, under applicable law and/or the by-laws of Growth Funds, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of Growth Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar brokerage transactions by Growth Funds, and to review policies and procedures of Growth Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Growth Funds. The committee monitors derivatives usage by Growth Funds and the procedures utilized by Growth Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

      During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met two times, and the derivatives committee met twice. The executive committee did not meet. During the last fiscal year of Growth Funds, each director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

                                       22a

      The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by Growth Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Growth Funds' shareholders.

      The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                                                   COMPENSATION TABLE

                                          AMOUNTS PAID DURING THE MOST RECENT
                                        FISCAL YEAR BY GROWTH FUNDS TO DIRECTORS

                                          PENSION OR                             TOTAL
                                           RETIREMENT                         COMPENSATION
                                            BENEFITS                          FROM GROWTH
                        AGGREGATE          ACCRUED AS         ESTIMATED        FUNDS AND
                       COMPENSATION      PART OF GROWTH       ANNUAL          INVESCO FUNDS
NAME OF PERSON,        FROM GROWTH          FUNDS'          BENEFITS UPON       PAID TO
POSITION                FUNDS(1)          EXPENSES (2)      RETIREMENT(3)     DIRECTORS (1)
--------                --------          ------------      -------------     -------------
FRED A DEERING,           $2,872            $1,808              $1,160           $103,700
VICE CHAIRMAN OF
THE BOARD AND
DIRECTOR
DR. VICTOR L.             $2,743            $1,709              $1,343            $80,350
ANDREWS, DIRECTOR
BOB R. BAKER,             $2,906            $1,526              $1,800            $84,000
DIRECTOR
LAWRENCE H.               $2,654            $1,709              $1,343            $79,350
BUDNER, DIRECTOR
DANIEL D.                 $2,772            $1,847              $1,002            $70,000
CHABRIS,4 DIRECTOR
DR. WENDY L.              $2,549              $0                  $0              $79,000
GRAMM, DIRECTOR
KENNETH T. KING,          $2,474            $1,878              $1,052            $77,050
DIRECTOR
JOHN W. MCINTYRE,         $2,594              $0                  $0              $98,500
DIRECTOR
DR. LARRY SOLL,           $2,594              $0                  $0              $96,000
DIRECTOR
                       ------------------------------------------------------------------
TOTAL                    $24,158            $10,477             $7,700           $767,950
-----
AS A PERCENTAGE          0.0032%(5)        0.0014%(5)                          0.0035%(6)
----------------
OF NET ASSETS
-------------

(1) The Vice Chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committee, and the Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Mr. McIntyre and Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

(4)  Mr. Chabris retired as a director effective September 30, 1998.
(5)  Total as a percentage of the Fund's net assets as of August 31, 1998.
(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

      Growth Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Growth Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Growth Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Growth Funds or other INVESCO Funds for their services as directors.

      The overall direction and supervision of Growth Funds is the responsibility of the Board, which has the primary duty of ensuring that Growth Funds' general investment policies and programs are adhered to and that Growth Funds is properly administered. The officers of Growth Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Growth Funds. INVESCO, as investment adviser for Growth Funds, has the primary responsibility for making investment decisions on behalf of Growth Funds. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of Growth Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc., All of the directors and officers of Growth Funds hold comparable positions with INVESCO Value Trust, and INVESCO Treasurer's Series Trust.

      The Boards of the Funds managed by INVESCO, have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees serve as trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of Growth Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of Growth Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds, in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director is, therefore, an indirect owner of shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly.

      REQUIRED VOTE. Election of each nominee as a director of Growth Funds requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 4.

           -----------------------------------------------------------


            PROPOSAL 5. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS


      The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Fund, subject to ratification by the Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

      The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

      REQUIRED VOTE. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided that a quorum is present.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 5.

          ---------------------------------------------------------


                       INFORMATION CONCERNING ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

      INVESCO, a Delaware corporation, serves as the Fund's investment adviser, and provides other services to the Fund and Growth Funds. IDI, a Delaware corporation, serves as the Fund's distributor. IDI is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(7)

-----------------------
(7)  The  intermediary  companies  between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

      INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INAH's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $21.1 billion as of December 31, 1998.

      The principal executive officers and directors of INVESCO and their principal occupations are:

      Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Senior Vice-President and Treasurer, also, Senior Vice-President and Treasurer of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

      The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

      Pursuant to an Administrative Services Agreement between Growth Funds and INVESCO, INVESCO provides administrative services to Growth Funds, including sub-accounting and recordkeeping services and functions. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO is also paid a fee by the Fund for providing transfer agent services, including acting as registrar, transfer agent and dividend disbursing agent for Growth Funds. During the fiscal year ended August 31, 1998, Growth Funds paid INVESCO total compensation of $1,291,611 for such services.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

      Growth Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Growth Funds, 7800 East Union Avenue, Denver, Colorado 80237. Growth Funds has not received any shareholder proposals to be presented at this Meeting.





                                          By  Order  of  the   Board  of
                                          Directors



                                          Glen A. Payne
                                          Secretary
March 23, 1999

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

      [As of March 12, 1999, no person held 5% or more of the outstanding voting securities of the Fund.]

                                   APPENDIX B


                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                ------------------------------------------------


        This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of _____ __, 1999, between INVESCO Growth Funds, Inc., a Maryland corporation (operating through a single series, INVESCO Blue Chip Growth Fund) ("Old Fund"), and INVESCO Stock Funds, Inc., a Maryland corporation ("Stock Funds"), on behalf of its INVESCO Blue Chip Growth Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Stock Funds are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Stock Funds on its behalf.

        Old Fund intends to change its identity -- by converting to a series of Stock Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

        In consideration of the mutual promises herein contained, the parties agree as follows:

1.      PLAN OF CONVERSION AND TERMINATION
        ----------------------------------

        1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

               (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

               (b) to  assume  all  of  Old  Fund's  liabilities   described  in
        paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

        1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

        1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

        1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Stock Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

        1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

        1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

        1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.      CLOSING AND EFFECTIVE TIME
        --------------------------

        2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on ______ ___, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

        2.2. Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

        2.3. Stock Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Stock Funds shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund

Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

        2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.      REPRESENTATIONS AND WARRANTIES
        ------------------------------

        3.1.  Old Fund represents and warrants as follows:

              3.1.1.  Old  Fund  is  a  corporation  duly  organized,   validly
        existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

               3.1.2. Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

               3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

               3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

               3.1.5. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

               3.1.6. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

               3.1.7. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

               3.1.8. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

               3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

               3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

               3.1.11. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

        3.2.   New Fund represents and warrants as follows:

               3.2.1. Stock Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

               3.2.2. Stock Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

               3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Stock Funds;

               3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

               3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

               3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

               3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

               3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

               3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

               3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business,
        (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and

        (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

               3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

               3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

        3.3.   Each Fund represents and warrants as follows:

               3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

               3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

               3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

               3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

               3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

               3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

               3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
        187) ("Reorganization Expenses").

4.      CONDITIONS PRECEDENT
        --------------------

        Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

        4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

        4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

        4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax
Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

               4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

               4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

               4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

               4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

               4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

               4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

        4.4. Prior to the Closing, Stock Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

        4.5. Stock Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Stock Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Old Fund as the sole shareholder of New Fund.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.      BROKERAGE FEES AND EXPENSES
        ---------------------------

        5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6.      ENTIRE AGREEMENT; NO SURVIVAL
        -----------------------------

        Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.      TERMINATION
        -----------

        This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

        7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

        7.2.   By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8.      AMENDMENT
        ---------

        This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.      MISCELLANEOUS
        -------------

        9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

        9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             INVESCO GROWTH FUNDS, INC.




                                    By:
---------------------                   ---------------------------
Assistant Secretary                       Vice President



ATTEST:                             INVESCO STOCK FUNDS, INC.,
                                     on behalf of its series,
                                     INVESCO Blue Chip Growth Fund



                                    By:
---------------------                   ---------------------------
Assistant Secretary                       Vice President

[Name and Address]



                          INVESCO BLUE CHIP GROWTH FUND
                           INVESCO GROWTH FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Growth Funds, Inc. ("Company") and relates to the proposals with respect to the Company and to INVESCO Blue Chip Growth Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                   [XXX] KEEP THIS PORTION FOR YOUR RECORDS

                                           DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          INVESCO BLUE CHIP GROWTH FUND
                           INVESCO GROWTH FUNDS, INC.

VOTE ON DIRECTORS                     FOR   WITHHOLD   FOR
                                      ALL      ALL     ALL
4. Election of the Company's Board                     EXCEPT  To withhold
   of Directors; (1) Charles W.      / /       / /      / /    authority to
   Brady; (2) Fred A. Deering; (3)                             vote for any
   Mark H. Williamson;                                         individual
   (4) Dr. Victor L. Andrews;                                  nominee(s), mark
   (5) Bob R. Baker; (6) Lawrence                              "For All Except"
   H. Budner; (7) Dr. Wendy Lee                                and write the
   Gramm; (8) Kenneth T. King;                                 nominee's number
   (9) John W. McIntyre; and                                   on the line
   (10) Dr. Larry Soll                                         below.

VOTE ON PROPOSALS                                      FOR     AGAINST  ABSTAIN
1. Approval of an Agreement and Plan of Conversion     / /       / /      / /
   and Termination providing for the Conversion of the Fund from the only series of the Company to a separate series of INVESCO Stock Funds, Inc.;


2. Approval  of  changes to the  fundamental           / /       / /      / /
   investment  restrictions;

// To vote against the proposed changes to on or more of the specific fundamental investment policies, but to approve others, PLACE AN "X" IN THE BOX AT left and indicate the number(s) (as set forth in the proxy statement) of the investment policy or policies you do not want to change on the line below.

3. To amend the Articles of Restatement of the         / /       / /      / /
   Articles of Incorporation;

5. Ratification of the selection of                    / /       / /      / /
   PricewaterhouseCoopers LLP as the Fund's
   Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person

------------------------------------------------- ------------------------------
Signature                                         Date


------------------------------------------------- ------------------------------
Signature (Joint Owners)                          Date